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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       3/14/2005
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                           CITIZENS FIRST CORPORATION
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             (Exact name of registrant as specified in its charter)



       Kentucky                           333-67435              61-0912615
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(State or other jurisdiction            (Commission             (IRS Employer
    of incorporation)                   File Number)        Identification No.)



         1805 Campbell Lane, Bowling Green, Kentucky    42104
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           (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code       (270) 393-0700
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                                  NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Citizens First Corporation (the "Company") has entered into an Employment Agreement dated March 14, 2005, effective as of January 1, 2005, with Mary A. Cohron to have Ms. Cohron continue to serve as President and Chief Executive Officer. The employment agreement supercedes in its entirety that certain Employment Agreement dated September 14, 1998 between the Company and Ms. Cohron. The Company also entered into an Employment Agreement with each of Bill D. Wright, M. Todd Kanipe and Kim M. Thomas, each dated as of March 14, 2005, effective as of January 1, 2005. The Employment Agreement between the Company and Mr. Wright supercedes in its entire that certain Employment Agreement dated April 27, 2000 between the Company and Mr. Wright. The Employment Agreement between the Company and Mr. Kanipe supercedes in its entirety that certain Employment Agreement dated October 18, 1999 between the Company and Mr. Kanipe. The following summary describes certain material provisions of the employment agreements.

         Ms. Cohron's employment agreement is for a term of three years and will be automatically renewed for a new three year term unless either party gives notice to the other of its intent not to renew. The agreement provides for payment to Ms. Cohron of an annual salary to be established by the board of directors at the commencement of each year. For the 2005 calendar year, Ms. Cohron's salary has been set at $154,500. The agreement may be terminated by the Company upon 60 days notice for cause (as defined in the agreement) and without cause. In the event the agreement is terminated without cause, the Company will be obligated to pay Ms. Cohron the value of accrued fringe benefits through the date of termination and compensation equal to 12 months' salary. Ms. Cohron may voluntarily terminate her employment upon 60 days notice. In the event of Ms. Cohron's termination of employment prior to the natural expiration of the agreement, Ms. Cohron will be prohibited for one year from rendering any services to any banking institution in Warren County and any contiguous county.

         Mr. Wright's employment agreement provides for Mr. Wright's employment by the Company us as Chief Financial Officer. The agreement provides for the payment to Mr. Wright of an annual salary to be established by the President at the commencement of each year. For the 2005 calendar year, Mr. Wright's salary has been set at $123,600. The employment agreement may be terminated by the Company for cause (as defined in the agreement) and without cause. In the event the agreement is terminated without cause, the Company will be obligated to pay Mr. Wright the value of accrued fringe benefits through the date of termination and compensation equal to 90 days' salary.

         Mr. Kanipe's employment agreement provides for Mr. Kanipe's employment by the Company as Chief Credit Officer. The agreement provides for the payment to Mr. Kanipe of an annual salary to be established by the President at the commencement of each year. For the 2005 calendar year, Mr. Kanipe's salary has been set at $123,600. The employment agreement may be terminated by the Company for cause (as defined in the agreement) and without cause. In the event the agreement is terminated without cause, the Company will be obligated to pay Mr. Kanipe the value of accrued fringe benefits through the date of termination and compensation equal to 90 days' salary.

         Ms. Thomas' employment agreement provides for her employment by the Company as Vice President of Marketing. The employment agreement is for a term of three years and will be automatically renewed for a new three year term unless either party gives notice to the other of its intent not to renew. The agreement provides for the payment to Ms. Thomas of an annual salary to be established by the President at the commencement of each year. For the 2005 calendar year, Ms. Thomas' salary has been set at $78,000. The employment agreement may be terminated by the Company for cause (as defined in the agreement) and without cause. In the event the agreement is terminated without cause, the Company will be obligated to pay Ms. Thomas the value of accrued fringe benefits through the date of termination and compensation equal to up to 12 months' salary based on the number of months of service by Ms. Thomas under the term of the agreement. Ms. Thomas may voluntarily terminate her employment upon 60 days notice. In the event of Ms. Thomas's termination of employment prior to the natural expiration of the agreement, Ms. Thomas will be prohibited for one year from rendering any services to any banking institution in Warren County and any contiguous county.
         The foregoing description is qualified by reference in its entirety to the Employment Agreements, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated in this Item 1.01 by reference.
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ITEM 9.01 Financial Statements and Exhibits

(a) The following exhibits are furnished as a part of this Report:

        Exhibit 10.1 Employment Agreement dated March 14, 2005 between Citizens First Corporation and Mary Cohron and First Amendment to Employment Agreement dated March 17, 2005
        Exhibit 10.2 Employment Agreement dated March 14, 2005 between Citizens First Corporation and Bill D. Wright
        Exhibit 10.3 Employment Agreement dated March 14, 2005 between Citizens First Corporation and Matthew Todd Kanipe
        Exhibit 10.4 Employment Agreement dated March 14, 2005 between Citizens First Corporation and Kim M. Thomas

              The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                            /s/ Bill D. Wright
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                              By:/s/ Bill D. Wright
                                     Bill D. Wright
                                     Vice President and Chief Financial
                                     Officer
                                     (Principal Accounting Officer)

  Date:  March  17, 2005
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                EXHIBIT LIST
EXHIBIT                                                            SEQUENTIALLY
NUMBER     DESCRIPTION                                           NUMBERED PAGES
-----      -----------                                           --------------
10.1    Employment Agreement dated March 14, 2005 between
        Citizens First Corporation and Mary Cohron and
        First Amendment to Employment Agreement dated
        March 17, 2005                                                     6-16

10.2    Employment Agreement dated March 14,2005 between
        Citizens First Corporation and Bill D. Wright                     17-23

10.3    Employment Agreement dated March 14, 2005 between
        Citizens First Corporation and Matthew Todd Kanipe                24-30

10.4    Employment Agreement dated March 14, 2005 between
        Citizens First Corporation and Kim M. Thomas                      31-39
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